UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      December 20, 2004

R&G Financial Corporation

(Exact name of registrant as specified in its charter)

Puerto Rico	0-22137	66-0532217

(State or other Jurisdiction of Incorporation	(Commission File No.)	(I.R.S. Employer Identification No.)

280 Jesus T. Pinero Ave. Hato Rey, San Juan, Puerto Rico	00918

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 758-2424

(Former name or former address, if changed since last report)

Not applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐ Pre-commencement pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Press Release dated December 20, 2004

Item 7.01 Regulation FD Disclosure.

On December 20, 2004, R&G Financial Corporation issued a press release announcing regulatory approval of its previously announced acquisition of SouthTrust Bank’s 18 branch offices. The press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

     The following exhibits are being filed herewith:

     99.1      Press Release dated December 20, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R&G FINANCIAL CORPORATION

Date: December 20, 2004
	By:	/s/Joseph R. Sandoval

Joseph R. Sandoval Executive Vice President and Chief Financial Officer